SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

August 18, 2009
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Date of Report (date of earliest event reported)

American TonerServ Corp.
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Exact name of Registrant as Specified in its Charter

Delaware	333-120688	33-0686105
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State or Other Jurisdiction	Commission File	IRS Employer Identification
of Incorporation	Number	Number

420 Aviation Boulevard, Suite 103, Santa Rosa, California 95403
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Address of Principal Executive Offices, Including Zip Code

(800) 736-3515
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

     On November 10, 2009, Chuck Mache, President and Chief Executive Officer of American TonerServ Corp. (the "Company") will make a presentation at the 2009 Merriman Curhan Ford Investor Summit on Tuesday, November 10 at 8:30AM EST. The presentation will take place in the Trocadero Room at the Sofitel Hotel in New York City. The presentation will also be available live via webcast through the conference website at http://www.wsw.com/webcast/mcm12/asvp.ob/. The Company has prepared a slide presentation which Mr. Mache will use as part of his presentation at the Investor Summit. The slide presentation is attached as Exhibit 99.1 to this report.

     The information in this Item 7.01 and in the exhibit to this report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 and in the exhibit hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.
Exhibit
No.	Description
99.1	Slide Presentation for 2009 Merriman Curhan Ford Investor Summit.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN TONERSERV CORP.

Dated: November 9, 2009	By:	/s/ Ryan Vice
Ryan Vice, Chief Financial Officer